                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    March 2, 2001


                              DIGITAL BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                       0-26755                   88-0417771

(State or other jurisdiction     (Commission File              (IRS Employer
  of incorporation)                    Number)             Identification Number)

             21436 North 20th Avenue, Unit 4, Phoenix, Arizona 85027
               (Address of Principal Executive Offices) (Zip Code)


                                 (623) 773-3644
              (Registrant's telephone number, including area code)




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                             Exhibit Index: Page __
           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         This Current Report contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Registrant and those preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," or similar expressions. For those statements, Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that various events could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies; competition from others in the website development, eBusiness builder, venture technologist, Internet and IT markets and other industry segments; and other risks and uncertainties as may be detailed from time to time in Registrant's public announcements and SEC filings.

Item 4. Change in Registrant's Certifying Accountant.

On March 2, 2001, the Company retained the services of Rotenberg & Company, LLP, Certified Public Accountants, Rochester, New York, as the Company's independent auditors. This engagement was approved by the Board of Directors of the Company. The Company does not have an audit committee.

Rotenberg & Company, LLP replaces Hood & Strong LLP as the Company's independent auditors. There have been no "disagreements" within the meaning of Item 304 (a)
(1) (iv) of Regulation S-K or any events of the type listed in Item 304 (a) (1)
(v) (A) through (D) of Regulation S-K involving Hood & Strong, LLP that occurred within the Company's two most recent fiscal years and any subsequent interim period. Hood & Strong LLP's reports on the financial statements of the Company for the past two fiscal years did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit reports on the financial statements for the above periods were modified because of a going concern uncertainty.
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During the Company's two most recent fiscal years and any subsequent interim period, the Company did not consult with Rotenberg & Company, LLP regarding any matters noted in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 5. Other Events.

As of the date of this report the following persons serve on the Board of Directors and/or as officers of the Company:

Name                                                 Offices Held
----                                                 ------------
Scott M. Manson                                      President, Chief Financial Officer
                                                              and Secretary
John C. Flanders, Jr.                                Chief Executive Officer and a Director

Curtis L. Lovil                                      Executive Vice President

Seth Pollack                                         Executive Vice President

Aaron C. Lang                                        A Director

Kenneth A. Paganini                                  A Director

Seth Heyman                                          President of Online Television
                                                              Network Services*

* Online Television Network Services is a wholly-owned subsidiary of the Company.

Item 7. Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired: Not applicable.


(b)      Pro Forma Financial Information: Not applicable.


(c)      Exhibits


   Exhibit No.                Description
   -----------                -----------
         1.       Letter from Hood & Strong, LLP to the Securities and Exchange
                  Commission dated March 2, 2001, regarding the change of
                  auditors.

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                                  Exhibit Index

Exhibit  No.                  Description
------------                  -----------
        1                  Letter from Hood & Strong, LLP to the Securities and
                           Exchange Commission dated March 2, 2001, regarding
                           the change of auditors.




                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  March 2, 2001

                                            DIGITAL BRIDGE, INC.

                                            By: s/s Scott M. Manson
                                                ---------------------
                                                Scott M. Manson, President